UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811- 4061

Smith Barney Core Plus Bond Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-451-2010

Date of fiscal year end: July 31

Date of reporting period: April 30, 2005

ITEM 1.    SCHEDULE OF INVESTMENTS

SMITH BARNEY CORE PLUS BOND FUND INC.

FORM N-Q

APRIL 30, 2005

SMITH BARNEY CORE PLUS BOND FUND INC.

Schedule of Investments (unaudited)	April 30, 2005

FACE AMOUNT	SECURITY		VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 28.2%
$4,000,000		Federal Home Loan Mortgage Corp. (FHLMC), 6.875% due 9/15/10	$4,494,904
		Federal National Mortgage Association (FNMA):
1,500,000		3.625% due 3/15/07	1,494,517
6,000,000		6.625% due 9/15/09	6,582,306
8,000,000		6.000% due 5/15/11	8,690,472
5,000,000		6.125% due 3/15/12	5,507,365
17,000,000		U.S. Treasury Bonds, 8.750% due 5/15/17	23,931,495
		U.S. Treasury Notes:
60,000,000		3.375% due 10/15/09 (a)	58,814,100
25,000,000		4.000% due 2/15/15	24,602,550

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $133,384,551)	134,117,709

ASSET-BACKED SECURITIES - 1.3%
3,000,000		Ford Credit Auto Owner Trust, Series 2005-B, Class A4, 4.380% due 1/15/10	3,012,798
3,000,000		Susquehanna Auto Lease Trust, Series 2005-1, Class A3, 4.430% due 6/16/08 (b)	3,015,000

		TOTAL ASSET-BACKED SECURITIES (Cost - $5,999,832)	6,027,798

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.1%
6,230,605		Federal Home Loan Mortgage Corp., PAC IO, yield to maturity 9.242% due 9/15/22	457,807
3,162,473		MASTR Adjustable Rate Mortgages Trust, Series 2004-6, Class 5A1, 4.786% due 7/25/34 (c)	3,172,283
3,308,190		Merrill Lynch Mortgage Investors, Inc., Series 2005-A2, Class A4, 4.508% due 2/25/35 (c)	3,305,605
3,145,125		Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 4.538% due 4/25/35 (c)	3,134,496

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $9,971,445)	10,070,191

MORTGAGE-BACKED SECURITIES - 25.3%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
504		5.500% due 5/1/13	518
4,431,574		6.000% due 3/1/17	4,597,613
3,253,972		6.500% due 1/1/32 (d)	3,389,813
3,906,664		5.000% due 9/1/33 (d)	3,880,401
5,900,000		5.000% due 5/12/35 (e)(f)	5,842,841
5,000,000		5.500% due 5/12/35 (e)(f)	5,056,250
		Federal National Mortgage Association (FNMA):
1,522,038		5.500% due 12/1/16 (d)	1,591,080
13,489,435		6.000% due 6/1/32 (d)	13,882,873
4,996,930		6.500% due 1/1/33 (d)	5,203,392
21,856,962		5.000% due 3/1/34	21,712,748
9,000,000		5.000% due 5/12/35 (e)(f)	8,912,808
9,000,000		5.500% due 5/12/35 (e)(f)	9,087,192
25,000,000		6.000% due 5/12/35 (e)(f)	25,671,875
3,000,000		6.500% due 5/12/35 (e)(f)	3,120,000
		Government National Mortgage Association (GNMA):
19,674		8.500% due 11/15/27	21,493
7,813,035		6.500% due 3/15/32 (d)	8,187,436

		TOTAL MORTGAGE-BACKED SECURITIES (Cost - $118,350,639)	120,158,333

	RATING (†)
CORPORATE BONDS & NOTES - 10.5%
Advertising - 0.0%
50,000	CCC	Vertis Inc., Sr. Secured Second Lien Notes, 9.750% due 4/1/09	50,250

Aerospace & Defense - 0.6%
100,000	BB+	L-3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12	106,250
125,000	BB-	Sequa Corp., Sr. Notes, Series B, 8.875% due 4/1/08	129,375
2,425,000	A	United Technologies Corp., Notes, 4.375% due 5/1/10	2,423,901

			2,659,526

Apparel - 0.0%
75,000	B-	Levi Strauss & Co., Sr. Notes, 9.750% due 1/15/15 (b)	72,000

Auto Manufacturers - 0.3%
1,500,000	BBB	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08	1,445,977

Auto Parts & Equipment - 0.0%
50,000	B-	Keystone Automotive Operations Inc., Sr. Sub Notes, 9.750% due 11/1/13	50,250
50,000	BB-	TRW Automotive, Inc., Sr. Notes, 9.375% due 2/15/13	52,000

			102,250

Banks - 1.2%
3,000,000	A+	Bank of America Corp., Sub. Notes, 7.400% due 1/15/11	3,416,874
1,850,000	A-	Standard Chartered Bank PLC, Sub. Notes, 8.000% due 5/30/31 (b)	2,456,439

			5,873,313

See Notes to Schedule of Investments.

SMITH BARNEY CORE PLUS BOND FUND INC.

Schedule of Investments (continued) (unaudited)	April 30, 2005

FACE AMOUNT	RATING (†)	SECURITY	VALUE
Building Materials - 0.0%
50,000	B+	Ainsworth Lumber Co. Ltd., Sr. Notes, 7.250% due 10/1/12	$47,500

Chemicals - 0.1%
100,000	BB-	ARCO Chemical Co., Debentures, 9.800% due 2/1/20	111,000
50,000	BB-	Equistar Chemicals LP/Equistar Funding Corp., Sr. Notes, 10.625% due 5/1/11	56,000
50,000	B+	Huntsman International LLC, Sr. Notes, 9.875% due 3/1/09	54,000
100,000	BB-	ISP Chemco Inc., Series B, 10.250% due 7/1/11	108,750
50,000	BB-	Lyondell Chemical Co., Secured Notes, 11.125% due 7/15/12	57,375
50,000	B-	Nalco Co., Sr. Sub. Notes, 8.875% due 11/15/13	51,500
50,000	B-	OM Group, Inc., Sr. Sub. Notes, 9.250% due 12/15/11	50,750
25,000	B-	PQ Corp. 7.500% due 2/15/13 (b)	24,375
50,000	CCC	Resolution Performance Products LLC, Sr. Sub. Notes, 13.500% due 11/15/10	54,375
75,000	CCC+	Rhodia SA, Sr. Notes, 7.625% due 6/1/10	72,375

			640,500

Commercial Services - 0.0%
50,000	BB-	Corrections Corporation of America, Sr. Notes, 6.250% due 3/15/13 (b)	48,500
125,000	B	Iron Mountain Inc., Sr. Sub. Notes, 8.625% due 4/1/13	125,938

			174,438

Diversified Financial Services - 2.2%
125,000	CCC+	Alamosa (Delaware), Inc., 11.000% due 7/31/10	140,156
50,000	B-	BCP Crystal Holdings Corp., Sr. Sub. Notes, 9.625% due 6/15/14	55,375
25,000	B-	Borden U.S. Finance Corp / Nova Scotia Finance ULC, Sr. Secured Notes, 9.000% due 7/15/14 (b)	25,125
1,600,000	BBB	Capital One Bank, Notes, 4.875% due 5/15/08	1,614,437
1,925,000	A	CIT Group, Inc., Sr. Notes, 7.750% due 4/2/12	2,247,747
2,325,000	A	Countrywide Home Loans, Inc., MTN, Series L, 4.000% due 3/22/11	2,229,424
1,600,000	BB	General Motors Acceptance Corp., Notes, 6.875% due 9/15/11	1,403,522
2,250,000	A	JPMorgan Chase & Co., Sub. Notes, 6.625% due 3/15/12	2,487,875
100,000	CCC+	Vanguard Health Holdings Co. I LLC, Sr. Discount Notes, step bond to yield 9.931% due 10/1/15	68,500

			10,272,161

Electric - 0.8%
		The AES Corp., Sr. Notes:
75,000	B-	8.750% due 2/15/11	81,187
125,000	B-	7.750% due 3/1/14	128,125
1,500,000	BBB	Appalachian Power Co., Sr. Notes, Series H, 5.950% due 5/15/33	1,568,544
1,500,000	BBB	Duke Energy Corp., Sr. Notes, 4.200% due 10/1/08	1,493,596
150,000	B	NRG Energy, Inc., Second Priority Secured Notes, 8.000% due 12/15/13 (b)	152,250
150,000	B+	Reliant Energy Inc., Secured Notes, 9.500% due 7/15/13	156,375
125,000	B	Texas Genco LLC / Texas Genco Financing Corp, Sr. Notes, 6.875% due 12/15/14 (b)	123,125

			3,703,202

Entertainment - 0.1%
100,000	B-	Cinemark, Inc., Sr. Discount Notes, step bond to yield 8.738% due 3/15/14 (c)	69,250
50,000	B-	Herbst Gaming, Inc., Sr. Sub Notes, 7.000% due 11/15/14 (b)	49,250
65,000	B	Isle of Capri Casinos, Inc., Sr. Sub. Notes, 7.000% due 3/1/14	63,375
100,000	B	Penn National Gaming, Inc., Sr. Sub. Notes, 6.750% due 3/1/15 (b)	96,250
50,000	B-	Pinnacle Entertainment, Inc., Sr. Sub. Notes, 8.750% due 10/1/13	50,500
25,000	CCC	Six Flags, Inc., Sr. Notes, 9.750% due 4/15/13	22,000

			350,625

Environment Control - 0.0%
50,000	B	Aleris International, Inc., Sr. Secured Notes, 10.375% due 10/15/10	54,625
125,000	BB-	Allied Waste North America Inc., Sr. Notes, 7.250% due 3/15/15 (b)	114,375

			169,000

Food - 0.8%
2,300,000	BBB+	Kraft Food Inc., Notes, 5.625% due 11/1/11	2,415,807
1,325,000	BBB	Safeway, Inc., Debentures, 7.250% due 2/1/31	1,466,918

			3,882,725

Forest Products & Paper - 0.3%
50,000	BB-	Appleton Papers Inc., Sr. Notes, 8.125% due 6/15/11	50,750
1,500,000	BBB-	Domtar Inc., Notes, 5.375% due 12/1/13	1,369,290

			1,420,040

Healthcare-Service - 0.5%
75,000	B	Extendicare Health Services Inc., Sr. Notes, 9.500% due 7/1/10	81,844
50,000	BB+	HCA, Inc., Notes, 6.375% due 1/15/15	50,430
1,800,000	BBB	Humana Inc., Sr. Notes, 6.300% due 8/1/18	1,917,387
100,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Sr. Sub. Notes, 8.750% due 6/15/14	103,250
100,000	B	Tenet Healthcare Corp., Sr. Notes, 9.875% due 7/1/14	103,250
50,000	B	Triad Hospitals, Inc., Sr. Sub Notes, 7.000% due 11/15/13	50,125

			2,306,286

Holding Companies-Divers - 0.0%
75,000	B-	JSG Funding PLC, Sr. Notes, 9.625% due 10/1/12	74,625

See Notes to Schedule of Investments.

SMITH BARNEY CORE PLUS BOND FUND INC.

Schedule of Investments (continued) (unaudited)	April 30, 2005

FACE AMOUNT	RATING (†)	SECURITY	VALUE
Home Furnishing - 0.0%
$75,000	B-	Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14	$76,125

Lodging - 0.1%
100,000	B+	Boyd Gaming Corp., Sr. Sub. Notes, 7.750% due 12/15/12	105,500
35,000	B	Kerzner International Limited, Sr. Notes, 8.875% due 8/15/11	37,625
100,000	BB	MGM Mirage Inc., Sr. Notes, 6.750% due 9/1/12	100,500
100,000	B+	Station Casinos, Inc., Sr. Sub. Notes, 6.875% due 3/1/16	101,500
50,000	B+	Turning Stone Casino Resort Enterprise, Sr. Notes, 9.125% due 12/15/10 (b)	51,500

			396,625

Media - 0.5%
25,000	B+	Cablevision Systems Corp, Sr. Notes, 8.000% due 4/15/12 (b)	24,781
250,000	CCC-	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Sr. Notes, 10.000% due 4/1/09	187,500
1,250,000	BBB	Comcast Cable Communications Holdings Inc., 8.375% due 3/15/13	1,519,783
125,000	BB-	CSC Holdings Inc., Sr. Notes, 8.125% due 7/15/09	128,750
200,000	B	Dex Media, Inc., Discount Notes, step bond to yield 7.898% due 11/15/13 (c)	151,000
125,000	BB-	DirecTV Holdings LLC/DirecTV Financing Co., Sr. Notes, 8.375% due 3/15/13	135,937
125,000	BB-	EchoStar DBS Corp., 6.625% due 10/1/14 (b)	121,875
50,000	B-	LodgeNet Entertainment Corp., Sr. Sub. Debenture, 9.500% due 6/15/13	54,000
50,000	B	Mediacom Broadband LLC, Sr. Notes, 11.000% due 7/15/13	52,750
50,000	B-	Nexstar Finance, Inc., Sr. Sub. Notes, 7.000% due 1/15/14	46,000
50,000	B	Sinclair Broadcast Group, Inc., Sr. Sub Notes, 8.000% due 3/15/12	49,875
50,000	CCC+	Spanish Broadcastings System, Inc., Sr. Sub. Notes, 9.625% due 11/1/9	52,438

			2,524,689

Metals Fabricate-Hardware - 0.0%
50,000	B-	Mueller Group, Inc., Sr. Sub. Notes, 10.000% due 5/1/12	54,000

Mining - 0.0%
75,000	B	Novelis, Inc., Sr. Notes, 7.250% due 2/15/15 (b)	72,938

Miscellaneous Manufacturing - 0.0%
100,000	B-	KI Holdings, Inc., Sr. Discount Notes, step bond to yield 10.291% due 11/15/14 (b)	59,500

Multi-National - 0.5%
2,000,000	A	Corporacion Andina de Fomento, 6.875% due 3/15/12	2,224,904

Networks - 0.1%
225,000	B	Qwest Services Corp., Notes, 14.000% due 12/15/14 (b)	262,125

Oil & Gas - 0.4%
150,000	BB-	Chesapeake Energy Corp, Sr. Notes, 6.625% due 1/15/16 (b)	148,500
125,000	B	EXCO Resources, Inc, Sr. Notes, 7.250% due 1/15/11	123,750
50,000	B+	Stone Energy Corp., Sr. Sub. Notes, 6.750% due 12/15/14	47,750
1,650,000	BBB-	Valero Energy Corp., Notes, 4.750% due 6/15/13	1,596,738
100,000	B	Vintage Petroleum, Inc., Sr. Sub. Notes, 7.875% due 5/15/11	104,500

			2,021,238

Packaging & Containers - 0.1%
75,000	B-	Graphic Packaging International Corp., Sr. Sub. Notes, 9.500% due 8/15/13	75,000
125,000	B	Owens-Brockway Glass Container Inc., Sr. Notes, 8.250% due 5/15/13	133,125
100,000	B	Smurfit-Stone Container Enterprises Inc., Sr. Notes, 8.375% due 7/1/12	99,250

			307,375

Pharmaceuticals - 0.3%
1,425,000	A	Wyeth, Notes, 5.500% due 3/15/13	1,478,118

Pipelines - 0.1%
225,000	CCC+	Dynegy Holdings Inc., Sr. Debentures, 7.625% due 10/15/26	163,125
200,000	CCC+	El Paso Corp., Sr. Notes, MTN, 7.800% due 8/1/31	182,500
150,000	B+	Williams Cos., Inc., Notes, 8.750% due 3/15/32	173,250

			518,875

REITS - 0.6%
900,000	B-	Felcor Lodging LP, Sr. Notes, 9.000% due 6/1/11	967,500
125,000	B+	Host Marriott LP, Sr. Notes, 7.125% due 11/1/13	127,188
50,000	CCC+	MeriStar Hospitality Corp., Sr. Notes, 9.125% due 1/15/11	50,500
1,500,000	BBB-	iStar Financial, Inc., Sr. Notes, 5.150% due 3/1/12	1,468,506

			2,613,694

Retail - 0.4%
50,000	B3*	Carrols Corp, Sr. Sub. Notes, 9.000% due 1/15/13 (b)	51,500
75,000	B-	CSK Auto, Inc., Sr. Sub. Notes, 7.000% due 1/15/14	68,250
50,000	B	The Jean Coutu Group (PJC) Inc., Sr. Sub. Notes, 8.500% due 8/1/14	47,375
1,425,000	BBB	Limited Brands, Inc., Debentures, 6.950% due 3/1/33	1,470,405
50,000	B-	Rite Aid Corp., Notes, 7.125% due 1/15/07	50,000
50,000	B+	Saks Inc., 7.000% due 12/1/13	45,625

			1,733,155

See Notes to Schedule of Investments.

SMITH BARNEY CORE PLUS BOND FUND INC.

Schedule of Investments (continued) (unaudited)	April 30, 2005

FACE AMOUNT		RATING (†)	SECURITY	VALUE
Semiconductors - 0.0%
			Amkor Technology, Inc.:
$50,000		B-	Sr. Notes, 9.250% due 2/15/08	$44,625
50,000		CCC	Sr. Sub. Notes, 10.500% due 5/1/09	40,000

				84,625

Telecommunications - 0.5%
100,000		CCC	American Tower Corp., Sr. Notes, 7.125% due 10/15/12	99,750
50,000		CCC	iPCS, Inc., Sr. Notes, 11.500% due 5/1/12	55,500
150,000		B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	127,313
175,000		BB	Nextel Communications, Inc., Sr. Notes, 7.375% due 8/1/15	187,250
75,000		CCC-	SBA Telecommunications Inc.,/SBA Communications Corp., Sr. Discount Notes, step bond to yield 7.843% due 12/15/11	65,625
1,250,000		BBB-	Sprint Capital Corp., Notes, 8.375% due 3/15/12	1,482,233
400,000		A	Telefonica Europe BV, 7.350% due 9/15/05	405,540
100,000		B	Zeus Special Subsidiary Ltd. Sr. Discount Notes, step bond to yield 8.525% due 2/1/15 (b)	61,000

				2,484,211

Textiles - 0.0%
50,000		B-	Collins & Aikman Floor Cover, Sr. Sub. Notes, Series B, 9.750% due 2/15/10	52,750

			TOTAL CORPORATE BONDS & NOTES (Cost - $50,388,847)	50,209,365

FACE AMOUNT ‡
SOVEREIGN BONDS - 7.7%
Brazil - 0.9%
			Federative Republic of Brazil:
300,000		BB-	10.125% due 5/15/27	324,525
825,000		BB-	11.000% due 8/17/40	934,725
1,556,848		BB-	C Bond, 8.000% due 4/15/14	1,552,952
1,729,427		BB-	DCB, Series L, 4.313% due 4/15/12 (c)	1,620,797

				4,432,999

Bulgaria - 0.0%
100,000		BBB-	Republic of Bulgaria, 8.250% due 1/15/15	124,375

Chile - 0.1%
225,000		A	Republic of Chile, 5.500% due 1/15/13	234,732

Colombia - 0.2%
			Republic of Colombia:
400,000		BB	10.000% due 1/23/12	438,800
150,000		BB	11.750% due 2/25/20	183,000
175,000		BB	8.125% due 5/21/24	161,000
150,000		BB	10.375% due 1/28/33	162,375

				945,175

Dominican Republic - 0.0%
50,000		D	Dominican Republic, 9.040% due 1/23/13 (b)	46,375

Ecuador - 0.1%
			Republic of Ecuador:
290,000		B-	12.000% due 11/15/12	275,500
150,000		B-	Step bond to yield 10.982% due 8/15/30	122,250

				397,750

Finland - 0.9%
2,800,000	EUR	AAA	Republic of Finland, 5.750% due 2/23/11	4,158,504

France - 1.1%
4,000,000	EUR	AAA	French Treasury Notes, 3.000% due 1/12/10	5,217,832

Germany - 0.9%
2,900,000	EUR	AAA	Deutsche Bundesrepublik, 5.000% due 1/4/12	4,187,794

Malaysia - 0.1%
350,000		A-	Malaysia, 7.500% due 7/15/11	402,370

Mexico - 0.8%
			United Mexican States:
400,000		BBB	MTN, 8.300% due 8/15/31	470,500
			MTN, Series A:
325,000		BBB	6.375% due 1/16/13	339,625
1,100,000		BBB	5.875% due 1/15/14	1,111,825
1,400,000		BBB	6.625% due 3/3/15	1,484,700
300,000		BBB	8.000% due 9/24/22	349,200
150,000		BBB	7.500% due 4/8/33	162,938

				3,918,788

Netherlands - 1.1%
3,600,000	EUR	AAA	Kingdom of the Netherlands, 5.000% due 7/15/11	5,167,300

See Notes to Schedule of Investments.

SMITH BARNEY CORE PLUS BOND FUND INC.

Schedule of Investments (continued) (unaudited)	April 30, 2005

FACE AMOUNT ‡	RATING (†)	SECURITY	VALUE
Panama - 0.1%
		Republic of Panama:
$150,000	BB	9.375% due 7/23/12	$176,250
250,000	BB	9.375% due 1/16/23	294,688
100,000	BB	8.875% due 9/30/27	112,500

			583,438

Peru - 0.2%
		Republic of Peru:
300,000	BB	9.125% due 2/21/12	345,000
100,000	BB	9.875% due 2/6/15	118,250
75,000	BB	8.750% due 11/21/33	79,500
255,000	BB	PDI, 5.000% due 3/7/17 (c)	243,525

			786,275

Philippines - 0.2%
		Republic of Philippines:
400,000	BB-	9.000% due 2/15/13	416,480
225,000	BB-	9.875% due 1/15/19	236,391
225,000	BB-	10.625% due 3/16/25	243,135

			896,006

Russia - 0.6%
		Russian Federation:
500,000		11.000% due 7/24/18	717,500
1,825,000		Step bond to yield 3.286% due 3/31/30	1,943,625

			2,661,125

South Africa - 0.0%
175,000	BBB	Republic of South Africa, 6.500% due 6/2/14	189,875

Turkey - 0.2%
		Republic of Turkey:
350,000	BB-	11.500% due 1/23/12	425,250
150,000	BB-	9.500% due 1/15/14	168,375
275,000	BB-	7.375% due 2/5/25	253,688

			847,313

Ukraine - 0.0%
150,000	B+	Republic of Ukraine, 7.650% due 6/11/13	161,250

Uruguay - 0.0%
200,000	B	Republic of Uruguay, 7.500% due 3/15/15	182,000

Venezuela - 0.2%
		Republic of Venezuela:
350,000	B	5.375% due 8/7/10	315,350
600,000	B	8.500% due 10/8/14	593,100
175,000	B	9.250% due 9/15/27	172,638

			1,081,088

		TOTAL SOVEREIGN BONDS (Cost - $36,446,396)	36,622,364

		SUB-TOTAL INVESTMENTS (Cost - $354,541,710)	357,205,760

FACE AMOUNT
REPURCHASE AGREEMENTS - 43.2%
155,508,000		Interest in $1,326,764,000 joint tri-party repurchase agreement dated 4/29/05 with Bank of America., 2.960% due 5/2/05; Proceeds at maturity - $155,546,359; (Fully collateralized by various U.S. Government Agencies & Treasury Obligations, Federal Farm Credit Bank, and Federal Home Loan Bank System Notes & Bonds, 0.000% to 10.000% due 7/18/05 to 5/1/35; Market value - $158,618,212) (g)	155,508,000
25,000,000		Interest in $398,063,000 joint tri-party repurchase agreement dated 4/29/05 with Goldman Sachs & Co., 2.940% due 5/2/05; Proceeds at maturity - $25,006,125; (Fully collateralized by various U.S. Treasury Bills and Notes, 1.250% to 12.750% due 5/31/05 to 11/15/24; Market value - $25,500,057)	25,000,000
25,000,000		Interest in $850,128,000 joint tri-party repurchase agreement dated 4/29/05 with UBS Securities LLC, 2.950% due 5/2/05; Proceeds at Maturity - $25,006,146; (Fully collateralized by various Fannie Mae, Freddie Mac, International Bank for Reconstruction & Development, and Sallie Mae Notes and Bonds, 0.000% to 8.875% due 5/26/05 to 8/6/38; Market value - $25,500,107)	25,000,000

		TOTAL REPURCHASE AGREEMENTS (Cost - $205,508,000)	205,508,000

See Notes to Schedule of Investments.

SMITH BARNEY CORE PLUS BOND FUND INC.

Schedule of Investments (continued) (unaudited)	April 30, 2005

SECURITY	VALUE
TOTAL INVESTMENTS - 118.3% (Cost - $560,049,710**)	$562,713,760
Liabilities in Excess of Other Assets - (18.3)%	(87,118,311)

TOTAL NET ASSETS - 100.0%	$475,595,449

(a)	All or portion of this security is held as collateral for open futures contracts.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)	Rate shown reflects rate in effect at April 30, 2005 on instrument which is a floater or has a variable rate.

(d)	Date shown represents the last in range of maturity dates of mortgage certificates owned.

(e)	Security acquired under mortgage dollar roll agreement (See Notes 1 and 2).

(f)	Security is traded on a TBA basis (See Note 1).

(g)	All or a portion of this security is segregated for open futures contracts and/or “to-be-announced” (“TBA”) securities.

**	Aggregate cost for federal income tax purposes is substantially the same.

†	All ratings are by Standard & Poor’s Ratings Service, except for those which are identified by an asterisk (*) are rated by Moody’s Investors Service, Inc.

‡	Face amount denominated in U.S. dollars unless otherwise indicated.

See Bond Ratings pages following the Schedule of Investments.

Abbreviations used in this schedule:

DCB —Debt Conversion Bond

EUR —Euro

IO —Interest Only

MTN —Medium Term Notes

PAC IO—Planned Amortization Class Interest Only

PDI —Past Due Interest

See Notes to Schedule of Investments.

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA — Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa — Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

Bond Ratings (unaudited) (continued)

A — Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa — Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR — Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Smith Barney Core Plus Bond Fund Inc. (“Fund”), (formerly known as Smith Barney Managed Government Fund Inc.), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation – Debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements – When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts – The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Schedule of Investments (unaudited) (continued)

(d) Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-US dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Securities Traded on a To-Be-Announced Basis – The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities, which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage Dollar Rolls – The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Security Transactions – Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

(h) Foreign Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.

Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

2. Investments

At April 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,567,007
Gross unrealized depreciation	(902,957)

Net unrealized appreciation	$2,664,050

At April 30, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 2 Year Notes	110	6/05	$22,807,416	$22,847,344	$(39,928)
U.S Treasury 5 Year Notes	215	6/05	23,073,754	23,317,422	(243,668)
U.S. Treasury 10 Year Notes	76	6/05	8,457,100	8,468,063	(10,963)

					(294,559)

Contracts to Buy:
U.S. Treasury Bonds	143	6/05	15,999,211	16,422,656	423,445

Total Unrealized Gain on Open Futures Contracts					$128,886

Notes to Schedule of Investments (unaudited) (continued)

At April 30, 2005, the Fund held TBA securities with a total cost of $57,488,426.

During the quarter ended April 30, 2005, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $1,785,079,859.

At April 30, 2005, the Fund had outstanding mortgage dollar rolls with a total cost of $57,488,426 for scheduled settlement of May 12, 2005.

At April 30, 2005, the Fund had the following open forward currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts To Buy:
Euro	4,764,540	$6,159,280	5/24/05	$(40,720)

Contracts To Sell:
Euro	12,902,155	16,679,049	5/24/05	208,454
Euro	761,678	984,647	5/24/05	(6,599)

				201,855

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$161,135

ITEM 2.    CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.    EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Smith Barney Managed Governments Fund Inc.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 28, 2005

By	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	June 28, 2005